UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 27, 2011

FBL Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Iowa	1-11917	42-1411715
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5400 University Avenue, West Des Moines, Iowa		50266-5997
(Address of principal executive offices)		(Zip Code)

(515) 225-5400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendment to Articles or Bylaws; Change in Fiscal Year

Effective May 27, 2011, the Board of Directors of FBL Financial Group, Inc., adopted amendments to Sections 5.1 through 5.6 of the Company's Second Amended and Restated Bylaws.

The amendments are meant to clarify that in all instances, where applicable, the right to indemnification is provided to the fullest extent provided by law, and that the rights described in the amended sections are deemed to be a matter of contract with the Company, and rights accrued before the date of any subsequent amendment of Bylaws or Articles of Incorporation, or change of law shall not be adversely affected by those changes.

The foregoing description of the amendments to the Second Amended and Restated Bylaws is qualified in its entirety by reference to Article V of the Second Amended and Restated Bylaws, which reflects the amendments herein described, a copy of which is filed hereto as Exhibit 3.2(a) and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FBL FINANCIAL GROUP, INC.
(Registrant)

Date: May 27, 2011

/s/ David A. McNeill
David A. McNeill
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.     Description
3.2(a)    Article V of Second Amended and Restated Bylaws, as amended through May 27, 2011